SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2004

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)

1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)

(713) 629-7600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
Press Release dated May 19, 2004
Company Profile dated May 2004

Item 7. Financial Statements and Exhibits.

     The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit
99.1	Press Release of Quanta Services, Inc. dated May 19, 2004
99.2	Company Profile of Quanta Services, Inc. dated May 2004

Item 9. Regulation FD Disclosure.

     On May 19, 2004, Quanta issued a press release announcing its Company Profile dated May 2004. A copy of the press release and Company Profile are furnished herewith as Exhibits 99.1 and 99.2, respectively.

     The information furnished in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2004

QUANTA SERVICES, INC.
By:	/s/ DANA A. GORDON
	Name:	Dana A. Gordon
	Title:	Vice President - General Counsel

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release of Quanta Services, Inc. dated May 19, 2004
99.2	Company Profile of Quanta Services, Inc. dated May 2004